Copley Realty Income Partners 2;                                      EXHIBIT C
A Limited Partnership
Pro Forma Income Statement
September 30, 1998
Unaudited

                                                                                           Pro Forma        September 30, 1998
                                                            September 30, 1998            Adjustment             Pro Forma
                                                            ------------------            ----------             ---------
Investment Activity

Property rentals                                             $         608,300              (608,300)(d)    $                0
Property operating expenses                                            (95,211)               95,211 (d)                     0
Depreciation and amortization                                         (296,992)              296,992 (d)                     0
                                                            ------------------         -------------        ------------------
                                                                       216,097              (216,097)                        0

Joint venture earnings                                                       0                     0                         0

Gain on sale of property                                                     0               723,328 (a)               723,328
                                                            ------------------         -------------        ------------------

     Total real estate operations                                      216,097               507,231                   723,328

Interest on cash equivalents and short term investments                 59,675                     0                    59,675
                                                            ------------------         -------------        ------------------

     Total investment activity                                         275,772               507,231                   783,003

Portfolio Expenses

Management fee                                                         129,660               (47,962)(e)                81,698
General and administrative                                              70,167                     0                    70,167
                                                            ------------------         -------------        ------------------
                                                                       199,827               (47,962)                  151,865
                                                            ------------------         -------------        ------------------

Net income                                                  $           75,945         $     555,193        $          631,138
                                                            ==================         =============        ==================

Net income per limited partnership unit                     $             2.29         $       16.77 (d)    $            19.06
                                                            ==================         =============        ==================

Number of limited partnership units
  outstanding during the period                                         32,767                32,767                    32,767
                                                            ==================         =============        ==================

Pro Forma Financial Statement Footnotes:

(a) Disposition of asset as discussed in Item 2 herein and allocation of the gain to the Partners on such disposition.

(b) Removal of 1997 operating activity related to the disposed asset discussed in Item 2 herein.

(c) Calculation of net income per limited partnership unit after the removal of operating activity and addition of the gain related to the disposed asset discussed in Item 2 herein.

(d) Removal of 1998 year-to-date operating activity related to the disposed asset discussed in Item 2 herein.

(e) Removal of management fees based on distributions received during the pro forma period from the disposed asset discussed in Item 2 herein.

(f) Removal of appraisal fees incurred during the pro forma period for the disposed asset discussed in Item 2 herein.